UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 11, 2010


                       NORTH AMERICAN GOLD & MINERALS FUND
             (Exact name of registrant as specified in its charter)

          Nevada                       333-141426                    N/A
(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)

848 N. Rainbow Blvd. # 3003, Las Vegas, NV                         89107
 (Address of Principal Executive Offices)                        (Zip Code)

                                 (702) 635-8146
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

AMENDMENT OF BAUMAN CONSULTING AGREEMENT.

On August 12, 2010 the Company entered into an amendment to the Consulting Agreement with Frederick C. Bauman. The amendment is effective as of July 21, 2010 and requires Mr. Bauman to immediately surrender to the transfer agent for cancellation 49,900,000 of the 50,000,000 shares of the Company's restricted stock that were granted to Mr. Bauman under the agreement.

AMENDMENT OF FLEXWELL FINANCE LIMITED CONSULTING AGREEMENT.

On August 12, 2010 the Company entered into an amendment to the Consulting Agreement with Flexwell Finance Limited ("Flexwell"). The amendment is effective as of July 21, 2010 and requires Flexwell to immediately surrender to the transfer agent for cancellation 49,900,000 of the 50,000,000 shares of the Company's restricted stock that were granted to Flexwell under the agreement.

AMENDMENT OF LOWENTHAL EMPLOYMENT AND SERVICE AGREEMENT.

On August 12, 2010 the Company entered into an amendment to the Employment and Service Agreement with Ronald Y. Lowenthal. The amendment is effective as of July 21, 2010 and requires Mr. Lowenthal to immediately surrender to the transfer agent for cancellation 49,750,000 of the 50,000,000 shares of the Company's restricted stock that were granted to Mr. Lowenthal under the agreement.

AMENDMENT OF TOPCAST MANAGEMENT LIMITED CONSULTING AGREEMENT.

On August 12, 2010 the Company entered into an amendment to the Consulting Agreement with Topcast Management Limited ("Topcast"). The amendment is effective as of July 21, 2010 and requires Topcast to immediately surrender to the transfer agent for cancellation 49,900,000 of the 50,000,000 shares of the Company's restricted stock that were granted to Topcast under the agreement.

ITEM 8.01 OTHER EVENTS

On August 11, 2010, Mr. David Wolfin delivered to the Company a Stock Power for all 72,000,000 shares of the Company's common stock owned by Mr. Wolfin. The Company intends to use this stock power to immediately cancel the 72,000,000 Wolfin shares.

Following completion of the cancellation of the Wolfin, Bauman, Flexwell, Lowenthal and Topcast shares as reported above, the Company will have 133,550,000 issued and outstanding shares of common stock.

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
ITEM 9.01 EXHIBITS

10.01 Amendment to Consulting Agreement between Frederick C Bauman and North American Gold & Minerals Fund dated as of July 21, 2010

10.02 Amendment to Consulting Agreement between Flexwell Finance Limited and North American Gold & Minerals Fund dated as of July 21, 2010

10.03 Amendment to Employment and Service Agreement between Ronald Y Lowenthal and North American Gold & Minerals Fund dated as of July 21, 2010

10.04 Amendment to Consulting Agreement between Topcast Management Limited and North American Gold & Minerals Fund dated as of July 21, 2010

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH AMERICAN GOLD & MINERALS FUND


/s/ Ronald Yadin Lowenthal
-----------------------------------
Ronald Yadin Lowenthal
President and Director

August, 12 2010


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